Cross Border Resources, Inc., 8-K

Exhibit 10.2

CROSS BORDER RESOURCES, INC.
2515 McKinney, Ave, Suite 900
Dallas, Texas 75201

February 28, 2013

Ralph Perry
14115 Champions Hamlet Court
Houston, TX 77069

Gentlemen:

Reference is hereby made to the 2002 petition for reorganization with the United States Bankruptcy Court (“Bankruptcy Court”) made by Pure Energy Group, Inc. (“Pure Sub”), the predecessor to Cross Border Resources, Inc. (“XBOR”).  Pursuant to the plan of reorganization approved by the Bankruptcy Court, the undersigned is entitled to receive $659,224.08 as of February 28, 2013 for its claims from the future “net revenues” (generally defined as revenues from producing wells net of lease operating expenses and other direct costs) of XBOR (the “Fees”).

The undersigned and XBOR hereby agree that XBOR will pay the undersigned 50% of the Fees in cash ($329,612.04) and the other 50% by arranging for Red Mountain Resources, Inc., XBOR’s parent company (“RMR”), to issue to him an aggregate of 387,779 shares (“Shares”) of the common stock of RMR, valued at the closing price of RMR’s common stock on the date immediately preceding the date hereof.  The undersigned hereby represents and warrants that (i) he has been advised that the Shares have not been registered under the United States Securities Act of 1933, as amended (“Securities Act”), and that neither XBOR nor RMR is under any obligation to so register the Shares, (ii) the Shares will bear a restrictive legend and may not be pledged, sold or transferred except in accordance with federal and state securities laws of the United States, (iii) he is acquiring the Shares for his account for investment purposes only, (iv) he has no present intention of selling or otherwise disposing of the Shares in violation of the securities laws of the United States, (v) he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act, (vi) he is familiar with the business, management, financial condition and affairs of RMR and XBOR and (vi) he has reviewed all of the public filings made by XBOR and RMR with the Securities and Exchange Commission.

Please indicate your agreement to the foregoing in the space provided below.

Very truly yours,

CROSS BORDER RESOURCES, INC.

By:	/s/ Kenneth S. Lamb
Name:	Kenneth S. Lamb
Title:	Secretary

RED MOUNTAIN RESOURCES, INC.

By:	/s/ Alan W. Barksdale
Name:	Alan W. Barksdale
Title:	President and CEO

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

/s/ Ralph Perry
Ralph Perry